Exhibit (1)



                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in Registration Statement No. 333-55399 on Form S-8 of our report dated May 31, 1996 with respect to the financial statements of the TRINOVA Corporation Retirement Savings and Profit-Sharing Plan included in this Annual Report (Form 11-K) for the plan year ended December 31, 1995.







                                         /S/ ERNST & YOUNG LLP




Toledo, Ohio
June 25, 1996























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